UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2021 (November 8, 2021)

Rand Capital Corporation

(Exact name of registrant as specified in its charter)

New York	814-00235	16-0961359
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1405 Rand Building, Buffalo, New York	14203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 853-0802

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RAND	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2021, Rand Capital SBIC, Inc. (the “Company”), a wholly owned subsidiary of Rand Capital Corporation (“Rand”), filed a Restated Certificate of Incorporation, as amended (the “Restated Certificate”), with the Secretary of State of the State of New York. The Restated Certificate was approved by the Company’s Board of Directors and by Rand as the Company’s sole shareholder on October 29, 2021, subject to the U.S. Small Business Administration’s (the “SBA”) acceptance of the Company’s surrender of its small business investment company (“SBIC”) license. On November 8, 2021, the Company received confirmation that the SBA had accepted its SBIC license surrender and on November 10, 2021, the Company filed the Restated Certificate with the Secretary of State of New York. The Restated Certificate reflects the Company’s name change to Rand Capital Sub, Inc. The Restated Certificate also reflects amendments removing all references to the Company’s prior status as an SBIC, in connection with the Company’s recent decision to surrender its SBIC license to the SBA. The Restated Certificate became effective upon filing with the Secretary of State of the State of New York. The foregoing summary of the Restated Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On October 29, 2021, the Board of Directors of the Company also approved an Amended and Restated Bylaws (the “Amended Bylaws”) to conform to the Company’s new name and remove all references to the Company’s prior status as an SBIC. The Amended Bylaws became effective upon the SBA’s acceptance of the Company’s SBIC license surrender, which was received by the Company on November 8, 2021. The foregoing summary of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Restated Certificate of Incorporation, filed November 10, 2021

3.2	Amended and Restated Bylaws, effective November 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rand Capital Corporation

Date: November 12, 2021	By:	/s/ Daniel Penberthy
Daniel Penberthy
Executive Vice President, Chief Financial Officer, Treasurer and Secretary